UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 30, 2023 (August 24, 2023)

AUDDIA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40071	45-4257218
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Central Avenue, Suite 200
Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 219-9771

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	AUUD	Nasdaq Stock Market
Common Stock Warrants	AUUDW	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Filing of Form 10-Q for Second Quarter 2023

As previously reported in a Form 12b-25 Notification of Late Filing filed by Auddia Inc. (the “Company”) on August 14, 2023, the Company was delayed in filing with the Securities and Exchange Commission (the “SEC”) its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 (the “Form 10-Q”).

The Company was not able to file the Form 10-Q by the extended deadline of August 21, 2023.

The Company filed the Form 10-Q on Thursday, August 24, 2023.

Resolution of Nasdaq Notice Regarding Late Filing of 10-Q Report

On August 23, 2023, the Company received a notice from Nasdaq notifying the Company that because the Company remained delinquent in filing its Form 10-Q, the Company no longer complied with Nasdaq Listing Rule 5250(c)(1), which requires companies with securities listed on Nasdaq to timely file all required periodic reports with the SEC.

The Company filed the Form 10-Q on August 24, 2023. On August 25, 2023, Nasdaq confirmed that the Company had regained compliance with Rule 5250(c)(1) and that this matter is now closed.

Resolution of Nasdaq Notice Regarding Stockholders’ Equity Requirement

As previously disclosed, on May 23, 2023, the Company received a letter from Nasdaq indicating that it was not in compliance with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on Nasdaq to maintain a minimum of $2,500,000 in stockholders’ equity for continued listing. In its quarterly report on Form 10-Q for the period ended March 31, 2023, the Company reported stockholders’ equity of $2,095,247, and, as a result, did not satisfy Listing Rule 5550(b)(1).

In its quarterly report on Form 10-Q for the period ended June 30, 2023 filed on August 24, 2023, the Company reported stockholders’ equity of $4,331,778.

On August 25, 2023, Nasdaq confirmed that the Company had regained compliance with Rule 5550(b)(1) and that this matter is now closed.

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Resignation of CohnReznick

As previously disclosed, on July 10, 2023, the Audit Committee of the Company was notified by CohnReznick LLP (“CohnReznick”), the Company’s independent registered public accounting firm, of its decision to resign as the independent registered public accounting firm of the Company effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. Upon the filing of the Form 10-Q on August 24, 2023, CohnReznick resigned.

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The Company engaged CohnReznick as its independent registered public accounting firm on May 8, 2023 (the “CR Engagement Date”), following the completion of a business combination agreement with CohnReznick and Daszkal Bolton LLP (“Daszkal”). Daszkal had served as the Company’s auditor since 2020. Since the CR Engagement Date and through the date of this Current Report on Form 8-K, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to CohnReznick’s satisfaction, would have caused CohnReznick to make reference thereto in its reports on the financial statements for such period; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that CohnReznick advised the Company of material weaknesses in its internal control over financial reporting as of March 31 and June 30, 2023.

CohnReznick was not required to and did not seek the Company’s consent to its decision to resign as the Company’s independent registered public accounting firm. As a result, neither the Company’s Board of Directors nor the Audit Committee took part in CohnReznick’s decision to resign.

The Company provided CohnReznick with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that CohnReznick furnish a letter addressed to the Securities and Exchange Commission stating whether CohnReznick agrees with the statements made herein. A copy of CohnReznick’s letter dated August 30, 2023, is filed as Exhibit 16.1 attached hereto.

(b) Appointment of Haynie & Company

On August 29, 2023, upon the approval of the Audit Committee, the Company engaged Haynie & Company as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and interim periods.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2022, and the subsequent interim period through the date of its engagement, the Company did not consult with Haynie & Company regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Haynie & Company did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haynie & Company with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that Haynie & Company furnish a letter addressed to the Securities and Exchange Commission stating whether Haynie & Company agrees with the statements made herein. A copy of Haynie & Company’s letter dated August 30, 2023, is filed as Exhibit 16.2 attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	CohnReznick LLP letter dated August 30, 2023
16.2	Haynie & Company letter dated August 30, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUDDIA INC.

August 30, 2023	By:	/s/ Michael Lawless
Name: Michael Lawless
Title: Chief Executive Officer

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